Exhibit 23(b)

                                Shelley Intl CPA
                             161 East 1st Street, #1
                               Mesa, Arizona 85201
                                  480-461-8301

                          INDEPENDENT AUDITOR'S CONSENT

Board of Directors
FirstCDP, Inc.

     I consent to the use in this Registration Statement of FirstCDP, Inc. on Form SB-2 of my amended and revised report dated May 15, 2002 appearing herein.

Dated: July 29, 2002


/s/ Mark Shelley
-----------------------------
Mark Shelley
Shelly Intl CPA